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                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

     In connection with possible future offerings of their securities (the "Offerings"), W. R. Berkley Corporation, W. R. Berkley Capital Trust II and W.
R. Berkley Capital Trust III (collectively, the "Registrants") filed a Registration Statement on Form S-3 with the Securities and Exchange Commission on March 23, 2001 (File No. 333-57546) (the "Registration Statement"). Each individual whose signature appears below hereby constitutes and appoints each of Eugene G. Ballard and Ira S. Lederman, and each of them, as his true and lawful attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (i) any and all pre-effective and post-effective amendments to the Registration Statement, (ii) any registration statement relating to the Offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, (iii) any exhibits to any such registration statement or pre-effective or post-effective amendments or (iv) any and all applications and other documents in connection with any such registration statement or pre-effective or post-effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission.


Signature                                Title                     Date


/s/ William R. Berkley, Jr.              Vice President and        May 15, 2001
---------------------------------        Director
      William R. Berkley, Jr.


/s/ Ronald E. Blaylock                   Director                  May 15, 2001
---------------------------------
      Ronald E. Blaylock


/s/ Mark E. Brockbank                    Director                  May 15, 2001
---------------------------------
      Mark E. Brockbank